Exhibit (a)(3)



                       NOTICE OF GUARANTEED DELIVERY
                                    for
      Tender of 6-1/4% Convertible Senior Subordinated Notes Due 2000
                                     of
                           BROADWAY STORES, INC.


     This form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for the 6-1/4% Convertible Senior Subordinated Notes Due 2000 (the "Notes") of Broadway Stores, Inc. are not immediately available or time will not permit all required documents to reach the Paying Agent prior to 5:00 p.m., New York City time, on Friday, December 8, 1995 or if the procedure for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or sent by telegram, facsimile transmission, or mail to the Paying Agent and must include a guarantee by an Eligible Institution (as defined in the Offer to Purchase (as defined below)).

---------------------------------------------------------------------------
  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
    TIME, ON FRIDAY, DECEMBER 8, 1995 AND MAY NOT BE EXTENDED EXCEPT AS
                        REQUIRED BY APPLICABLE LAW.
---------------------------------------------------------------------------

                     The Paying Agent for the Offer is:

                           Bankers Trust Company

                         By Facsimile Transmission:
                               (212) 250-3290
                               (212) 250-6275

                           For Information Call:
                               (212) 250-6270


          By Mail:                        By Hand or Overnight
                                        Courier:

    Bankers Trust Company                 Bankers Trust Company
 Corporate Trust and Agency                Corporate Trust and
            Group                             Agency Group
  Reorganization Department                  Reorganization
    P.O. Box 1458, Church                      Department
       Street Station                    123 Washington Street,
  New York, New York  10008                     1st Floor
                                           New York, New York  10006

     Delivery of this Notice of Guaranteed Delivery to and address other than as set forth above, or transmission of it to a facsimile other than as set forth above, will not constitute a valid delivery.

     Only registered holders (which term, for purposes hereof, shall include any participant in a Book-Entry Transfer Facility (as defined below) whose name appears on a security position listing as the owner) of Notes (as defined below) or persons authorized to become registered holders by endorsements and documents to be transmitted to the Paying Agent may use this Notice of Guaranteed Delivery to tender Notes pursuant to the Offer (as defined below). Any person who beneficially owns Notes through an account or other arrangement with a broker, dealer, commercial bank, trust company, or other nominee must contact that entity if such person desires to withdraw the tender of his, her, or its Notes pursuant to the Offer.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Broadway Stores, Inc. on the terms and subject to the conditions set forth in the Notice of Change in Control and Offer to Purchase dated November 8, 1995 (the "Offer to Purchase") and in the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the principal amount of Notes indicated below pursuant to the guaranteed delivery procedures set forth under the caption "The Offer -- Procedure for Tendering Notes" in the Offer to Purchase.


(Please Type or Print)

Principal Amount of Notes               Name(s):
                                                 --------------------------
Tendered (must be an integral
multiple of $1,000):
                     --------------     -----------------------------------

Certificate No(s).                      Address:
  (if applicable):                               --------------------------
                   ----------------

-----------------------------------     -----------------------------------
                                                                   Zip Code
-----------------------------------     Area Code and
                                        Telephone Number:
                                                          -----------------
If Notes will be delivered by           Signature(s):
                                                      ---------------------
book-entry transfer, check one box:
                                        -----------------------------------
/ /  The Depository Trust Company
/ /  Midwest Securities Trust Company
/ /  The Philadelphia Depository
       Trust Company

Name of Tendering
Institution:
             ----------------------

Account Number:
                -------------------

Dated:
      -----------------------------








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



                                 GUARANTEE
                  (not to be used for signature guarantee)

     The undersigned, a member of a signature guarantee program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Paying Agent the certificates representing the Notes tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to such Notes, together with a properly completed and duly executed Letter of Transmittal or facsimile thereof, with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry transfer, and any other required documents, all within three business days after the date hereof.



-----------------------------------     -----------------------------------
Name of Firm                            Authorized Signature


-----------------------------------     -----------------------------------
Address                                 Name (Please Type or Print)


-----------------------------------     -----------------------------------
City, State                Zip Code     Title


-----------------------------------     -----------------------------------
Area Code and Telephone Number          Date

           DO NOT SEND CERTIFICATES WITH THIS FORM.  CERTIFICATES
               SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL.












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